Principal Funds, Inc.
Supplement dated July 8, 2019
to the Statutory Prospectus dated December 31, 2018
(as previously supplemented)

and
to the Statement of Additional Information dated December 31, 2018 as amended and restated on June 12, 2019
(as previously supplemented)
This supplement updates information currently in the Statutory Prospectus and Statement of Additional Information. Please retain this supplement for future reference.

SUMMARY FOR MULTI-MANAGER EQUITY LONG/SHORT FUND
On June 11, 2019, the Board of Directors of Principal Funds, Inc. approved the Plan of Liquidation and Termination (the “Plan”) for the Multi-Manager Equity Long/Short Fund (the “Fund”). The Fund filed supplements stating that the Fund intended to liquidate on or about August 16, 2019 pursuant to the Plan. However, the Fund currently intends to liquidate on or about July 31, 2019, or such other date determined by the Fund’s officers, without further notice to shareholders. The related disclosures in the Fund’s prospectus and statement of additional information are hereby changed to reflect the revised liquidation date.